Guarantee and Indemnity

Parties
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     1.    ACN 082 126 501 Pty Ltd ACN 084 763 780 c/- Tilley Murphy
           Hughes& Co, 135 South Terrace, Adelaide South Australia 5000 (Guarantor)

     2. Brian Patrick Kennedy of 7 Dubbo Court, Helensvale, Queensland 4212 (Creditor)

Operative provisions
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                            Part 1 - Preliminary
2.   Definitions

     In this deed:

     APR means that certain Agreement and Plan of Reorganisation dated as of August 26, 2002, by and among CBLA and Stephen Robert Scammell in relation to the acquisition by CBLA of Competency Based Learning, Inc., a California corporation, through the exchange of Mr Scammell's shares of capital stock therein for shares of CBLA's parent, Trinity Companies, Inc., a Utah corporation.

     Authorised Officer means:

           (a) a director, secretary or manager (of any class) of the Creditor, or a person acting in any of those offices;
           (b) a person appointed as an authorised officer by the Creditor;

           Business Day means any day except a Saturday or a Sunday or other public holiday in South Australia;

           Charge means a fixed and floating charge of or about even date herewith granted by the Guarantor to the Creditor over all of the assets of the Guarantor;

           Collateral Security means a security, or a guarantee or indemnity, granted by any person to the Creditor, to secure payment of any Guaranteed Money;

           Co-Surety means a person liable, jointly or severally or jointly and severally with the Guarantor, for the Guaranteed Money;

           Debtor means CBL Acquisition Corp, a Utah Corporation (CBLA) and Trinty Companies Inc, a Utah Corporation (Trinity) and parent corporation of CBLA and its successors and permitted assigns;

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     Guaranteed Money means:

     (a) all money and other obligations which the Debtor (personally or as a trustee, alone or with another person) now or in the future owes or may contingently owe, whether as principal debtor or as a surety, to the Creditor (alone or with another person), in respect of:

           the Notes;

           the Shareholder Loans;

           the indemnity obligations of the Debtor under section 11 of the APR; the indemnity obligations of CBLA under section 12 of each of the Securities Purchase Agreements;

     together with all extensions, modifications, or renewals of any of the foregoing, including without limitation. all unpaid principal of the Notes, all interest accrued thereon, all fees and other amounts payable by the Debtor to the Creditor thereunder or in connection therewith.

     (b) money which would come within paragraph (a), except that it is or may be irrecoverable from the Debtor for any reason including:

           (i) the Debtor's Insolvency or lack of capacity or authority;
           (ii) a transaction relating to the Guaranteed Money is void or avoided (with or without the Creditor's knowledge);
           (iii) a payment to the Creditor is void or avoided under a law about Insolvency; or
           (iv) any property or contract of the Debtor is disclaimed under a law about Insolvency; and
     (c)   money which another clause specifies is part of the Guaranteed
           Money;

     Governmental Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

     Insolvency means:

     (a)   being an externally-administered body corporate; or

     (b)   being insolvent under administration;

     Payment Currency means the currency in which a payment is made;

     Relevant Currency means the currency in which a payment is required to be made and is United States dollars unless expressly stated otherwise;

2

     Security Agreement means an agreement titled "Security Agreement" dated August 26, 2002 between the Debtor, Robert Stephen Scammell as collateral agent for the Lenders and Trinity;

     Securities Purchase Agreements means each of that certain Securities Purchase Agreement dated August 26, 2002 between CBLA and the Creditor in relation to the purchase by CBLA of the shares of the Creditor in Competency Based Learning Pty Ltd and that certain Securities Purchase Agreement of the same date between CBLA, the Creditor and Robert Stephen Scammell (Scammell) in relation to the purchase by the Debtor of the shares of the Creditor and Scammell in the Guarantor;

     Surety means a person, other than the Guarantor or Debtor which is, or may be responsible for any Guaranteed Money under any security, guarantee or other document or agreement;

     Tax means:

     (a) any present or future tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

     (b) any present or future income, stamp or transaction duty, tax or charge;

     which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to , any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above, including, for the avoidance of doubt, any Tax on the income of the Creditor.

     Interpretation

     In this deed, unless the context otherwise requires:

     2.1   singular includes plural and plural includes singular;

     2.2   one gender includes the other genders;

     2.3 reference to legislation includes any amendment to it, any legislation substituted for it, and any statutory instruments issued under it and in force;

     2.4 reference to a person includes a corporation, a firm and any other entity;

     2.5 reference to a party includes that party's personal representatives, successors and permitted assigns;

     2.6 reference to a person, if more than one, means each of them individually and all of them jointly;

     2.7 a promise or agreement by 2 or more persons binds each person individually and all of them jointly;

     2.8   headings do not affect interpretation;


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     2.9   a provision must not be construed against a party only because that party put the provision forward;
     2.10 a provision must be read down to the extent necessary to be valid; if it cannot be read down to that extent, it must be severed;
     2.11 the rights, duties and remedies in this deed operate to the extent that they are not excluded by law;
     2.12 reference to a thing (including a right) includes a part of that thing;

     2.13  examples are descriptive only and not exhaustive;

     2.14 a word or phrase defined in the Corporations Act 2001 has the meaning given by the Corporations Act 2001 as at the date of this deed;

     2.15 a word or phrase (other than one defined in clause 1 hereof) defined in the Security Agreement, has the same meaning in this deed;

     2.16 where there is more than one person included in the expression "the Debtor" a reference to such expression includes a reference to any two (2) or more of such persons together and each of such persons separately.

                      Part 3 - Guarantee and Indemnity

     4.    Guarantee

           The Guarantor guarantees to the Creditor punctual payment of the Guaranteed Money.

5.   Indemnity

     5.1 As a separate obligation, the Guarantor indemnifies the Creditor against all claims and all losses, costs, liability and expenses incurred by the Creditor because:

           5.1.1  the Debtor does not punctually pay the
                  Guaranteed Money;

           5.1.2 the Guaranteed Money is or may be irrecoverable from the Debtor for any reason including:

                  (a)     the Debtor's Insolvency or lack of
                          capacity or authority;

                  (b) a transaction relating to the Guaranteed Money is void or avoided (with or without the Creditor's knowledge);

                  (c)     a payment to the Creditor is void or
                          avoided under a law about Insolvency; or

                  (d) any property or contract of the Debtor is disclaimed under a law about Insolvency.

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     5.2   Each term of this deed applies, with the necessary changes, to this indemnity.

6.   Limit

     Notwithstanding anything herein expressed or implied to the contrary the Guarantor's liability to the Creditor under this deed is limited to the moneys received by the Creditor from the exercise of its rights in relation to the sale or other dealings by the Creditor or any Receiver, (as such expression is defined in the Charge), with the Charged Property (as such expression is defined in the Charge):

                              Part 7 - Payment

8.   Payment

     The Guarantor must pay to the Creditor all amounts payable under this deed as and when the Guaranteed Money, or any applicable portion thereof, becomes due and payable in accordance with its terms, whether by acceleration, at stated maturity or otherwise.

9.   Appropriation

     The Creditor may appropriate money, received from or for the Debtor or Guarantor, as the Creditor thinks fit.

10   Combination and set-off

     The Creditor may:

     10.1 apply a credit balance of any account (joint or otherwise) of the Guarantor with the Creditor;

     10.2  set-off money owing by the Creditor to the Guarantor;

     towards satisfaction of money payable under this deed.

11.  Certificate as to amount owing

     A certificate signed by the Creditor or its Authorised Officer, stating the amount owing or payable under this deed, is sufficient evidence of the matter unless proved incorrect.

                 Part 12 - Protection Of Creditor's Rights

13.  Continuing security

     13.1 This deed is a continuing security. It is discharged only when the Creditor discharges the Guarantor in writing.

     13.2  The Guarantor is not entitled to a discharge:


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           13.2.1 while any Guaranteed Money is owing or contingently owing or, in the Creditor's opinion, may become owing or contingently owing;

           13.2.2 within 12 months after full payment of all the Guaranteed Money; or

           13.2.3 for any longer period the Creditor decides, if in the Creditor's opinion, a payment under this deed is or may be void or voidable.

14.  Unconditional liability

     14.1 The Guarantor's liability is unconditional and is not affected by anything including:

           14.1.1 a consent, concession, extension of time, waiver of default, release or agreement not to sue by the Creditor to the Debtor, Guarantor, Co-Surety or other person;

           14.1.2 an arrangement, composition or compromise between the Creditor and the Debtor, Guarantor, Co-Surety or other person;

           14.1.3 variation (including material variation) or replacement of an arrangement (present or future) between the Creditor and the Debtor, Guarantor, Co-Surety or other person;

           14.1.4 the Creditor transacting any business with or for the Debtor or other person;

           14.1.5 unpaid Guaranteed Money being or becoming irrecoverable from the Debtor, Guarantor, Co-Surety or other person;

           14.1.6 the Debtor's lack of capacity or authority to enter into or perform any arrangement in respect of the Guaranteed Money, even if the Creditor knew or ought to have known about that lack;

           14.1.7 the death or legal incapacity of the Debtor, Guarantor, Co-Surety or other person;

           14.1.8 the Insolvency of the Debtor, Guarantor, Co-Surety or other person (whether or not the Creditor assents to it or receives a dividend in it);

           14.1.9 the merger, amalgamation, reconstruction or alteration in the nature or composition of the Creditor, Debtor, Guarantor, Co-Surety or other person;

           14.1.10 if the Debtor or the Guarantor is or becomes a partnership:

                    (a)   an alteration in the composition of the
                          partnership;

                    (b) the fact that the Debtor or Guarantor is not or is no longer a partner; or

                    (c)   cessation of business by the partnership;

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           14.1.11  acceptance by the Creditor of security or additional security from the Debtor, Guarantor, Co-Surety or other person;

           14.1.12 a Collateral Security being or becoming void, voidable or unenforceable;

           14.1.13 a dealing with, or a variation, exchange, renewal, transfer or abandonment of a contract, Collateral Security or instrument;

           14.1.14 the fact that the Debtor, Guarantor, Co-Surety or other person is a trustee, nominee, partnership, joint owner or joint venturer;

           14.1.15 a judgment or order obtained by the Creditor against the Debtor;

           14.1.16 an outstanding negotiable instrument, security, contract or other obligation in respect of the Guaranteed Money;

           14.1.17 a settlement of account or intervening payment, or the fact that there is no Guaranteed Money owing;

           14.1.18  partial payment of the Guaranteed Money;

           14.1.19  a payment to the Creditor being void or voidable;

           14.1.20 failure by the Creditor to disclose to the Guarantor anything about the Debtor or the Debtor's affairs or a transaction contemplated or entered by the Debtor or Creditor or both;

           14.1.21 failure by the Creditor to obtain a guarantee or indemnity or Collateral Security from any person;

           14.1.22 failure by a person named as a Guarantor to properly execute this deed;

           14.1.23 failure by the Creditor to notify the Guarantor about a default by the Debtor;

           14.1.24 failure or delay by the Creditor in making demand on the Debtor, or in enforcing any arrangement in respect of the Guaranteed Money or any judgment;

           14.1.25 delay by the Creditor in making demand on the Guarantor, or in enforcing this deed;

           14.1.26 failure or delay by the Creditor in making demand on any Co-Surety or in enforcing any Collateral Security;

           14.1.27 any other act, omission, mistake or delay by the Creditor or other person.

     14.2  The Creditor is not obliged:

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           14.2.1   to make demand on or take action against the Debtor;

           14.2.2   to make demand on or take action against any Co-Surety;

           14.2.3   to enforce any Collateral Security;

           before making demand on the Guarantor or enforcing this deed.

     14.3  This clause applies even if:

           14.3.1   it increases the Guarantor's obligations;

           14.3.2 the Guarantor does not know of or consent to an event specified in this clause;

           14.3.3   there is a rule of law or equity to the contrary.

15.  Guarantor's rights are suspended

     15.1 While the guarantee and indemnity continue, the Guarantor must not:

           15.1.1 claim the benefit of any security or other guarantee or indemnity held (now or in the future) by the Creditor for any Guaranteed Money;

           15.1.2 claim an amount, from the Debtor, a Guarantor (if 2 or more persons comprise the Guarantor), or a Co-Surety, under any right to recover money which the Guarantor has paid or has been required to pay to the Creditor;

           15.1.3 claim an amount in the Insolvency of the Debtor, a Guarantor (if 2 or more persons comprise the Guarantor), or a Co-Surety.

     15.2 However, if the Creditor so requires, the Guarantor must prove for all money owing to the Guarantor in the Insolvency of the Debtor, a Guarantor (if 2 or more persons comprise the Guarantor), or a Co-Surety. The Guarantor holds on trust for the Creditor all money recovered from that Insolvency (to the extent of the unsatisfied liability of the Guarantor under this deed).

     15.3  The Guarantor authorises the Creditor:

           15.3.1 to prove for all money owing to the Guarantor in the Insolvency of the Debtor, a Guarantor (if 2 or more persons comprise the Guarantor), or a Co-Surety;

           15.3.2 to hold all money recovered from that Insolvency (to the extent of the unsatisfied liability of the Guarantor under this deed) in a suspense account or otherwise appropriate it as the Creditor thinks fit.


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16.  Securities held by Guarantor

     16.1 In this clause, security means a security granted (in the past or in the future) by the Debtor to the Guarantor for the Debtor's liability to indemnify the Guarantor against liability under this deed.

     16.2 The Guarantor holds any security on trust for the Creditor, to secure the Guarantor's liability under this deed.

     16.3 On demand by the Creditor, the Guarantor must deposit the security with the Creditor or assign it to the Creditor.

17.  Gross Up

     17.1 All payments which the Guarantor is required to make under this deed must be made:

           17.1.1 without any set-off (including, without limitation, any set-off in respect of amounts due by the Creditor to the Debtor), counterclaim or condition;

           17.1.2 without any deduction or withholding for any Tax or any other reason unless the Guarantor is required to make a deduction or withholding by applicable law; and

           17.1.3 to the Creditor to an address or account in Australia directed by the Creditor from time to time.

     17.2  If:

           17.2.1 the Guarantor is required to make a deduction or withholding from any payment it is required to make to the Creditor under this deed; or

           17.2.2 the Creditor is required to pay any Tax in respect of any payment it receives from the Guarantor under this deed;

           the Guarantor must pay an additional amount to the Creditor so that the Creditor receives a net amount (after payment of Taxes or any deduction or withholding in respect of each additional amount) which it would have received had a deduction or withholding or payment of Tax not been made.

     17.3 The Guarantor indemnifies the Creditor against any amount withheld or deducted by the Guarantor, or any Tax paid or payable by the Creditor, in respect of any payment which the Guarantor is required to make to the Creditor under this deed.

     17.4 The indemnity contained in this clause is an additional, separate and independent obligation of the Guarantor.

18.  Foreign Currency Indemnity

     18.1  If, at any time:

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           18.1.1   the Creditor receives or recovers any Guaranteed Money
                    or any amount payable by the Guarantor under this deed for any reason including, without limitation:

                    (a)   any judgment or order of any Governmental
                          Agency;

                    (b) the Insolvency of the Debtor, Guarantor or any Surety or any proof or claim in that liquidation; or

                    (c) any other thing into which the obligations of the Guarantor, Debtor or Surety become merged; and

           18.1.2   the Payment Currency is not the Relevant Currency;

           the Guarantor indemnifies the Creditor against any shortfall between the amount payable in the Relevant Currency and the amount actually received or recovered by the Creditor after the Payment Currency is converted into the Relevant Currency in accordance with this clause.

     18.2 The indemnity in this clause is an additional, separate and independent obligation of the Guarantor.

     18.3 When converting the Payment Currency to the Relevant Currency the Creditor may itself or through its bankers purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it thinks fit.

     18.4 The Guarantor must make each payment under this deed in the Relevant Currency.

19.  Duty to notify

     The Guarantor must notify the Creditor as soon as the Guarantor becomes aware of:

     19.1 a default, or an event deemed to be a default, under an arrangement in respect of the Guaranteed Money;

     19.2 anything which may materially affect the Debtor's ability to pay the Guaranteed Money;

     19.3 the Creditor's ability to enforce payment of the Guaranteed Money by the Debtor;

     19.4  any breach of this deed by the Guarantor;

     19.5 anything which may materially affect the Guarantor's ability to perform the Guarantor's obligations under this deed; or

     19.6 anything which may materially affect the Creditor's ability to enforce performance of the Guarantor's obligations under this deed.


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20.  Void payments

     If a payment under this deed is void or avoided under a law about
     Insolvency:

     20.1  any discharge of the Guarantor's obligations is ineffective;

     20.2  the Guarantor must still make that payment;

     20.3 the Guarantor must immediately grant to the Creditor any security discharged as a result of that payment, with the same priority as the discharged security;

     20.4 the Guarantor must pay the legal costs and disbursements (on a solicitor and own client basis) of the Creditor, arising from the void or avoided payment and replacing the security.

21.  No merger

     21.1 The Creditor's rights under this deed are not prejudiced by or merged in any other right of the Creditor (present or future), including rights under a negotiable instrument, contract or judgment.

     21.2  This deed does not affect:

           21.2.1   any Collateral Security;

           21.2.2   any other obligation of the Guarantor to the Creditor.

22.  No marshalling

     The Creditor is not obliged to marshall in favour of the Guarantor or other person:

     22.1  any security held by the Creditor;

     22.2 any assets held by the Creditor or to which the Creditor is entitled.

23.  No moratorium

     A law that:

     23.1  lessens the Guarantor's obligations;

     23.2  postpones or prevents the exercise of the Creditor's rights; or

     23.3  protects or compensates the Guarantor;

     is excluded from this deed, unless the law otherwise requires.

24.  Assignment

     With the written consent of the Guarantor, which consent shall not be unreasonably withheld, the Creditor may assign:

     24.1  the whole or any part of the debt comprised in the Guaranteed
           Money;


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     24.2  the Creditor's rights under this deed.

25.  No waiver

     25.1 The Creditor waives a right under this deed only by giving notice that it waives that right.

     25.2  A power is not impaired or waived by:

           25.2.1   a failure to exercise that power;

           25.2.2   a delay in exercising that power;

           25.2.3   a partial exercise of that power;

           25.2.4   a previous exercise of that power;

           25.2.5 negotiations between the Creditor and the Debtor or Guarantor;

           25.2.6   acceptance of part of the Guaranteed Money.

26.  Acknowledgement by Guarantor

     The Guarantor acknowledges that the Guarantor was not induced to enter this deed by any statement, representation or warranty by or for the Creditor.

27.  Right to disclose

     The Creditor may disclose any information about the Guarantor to any person who might enter into a contract with the Creditor in respect of this deed.

                          Part 28 - Miscellaneous

29.  Notices

     29.1 A notice or demand must be in writing, signed by the person giving it or that person's Authorised Officer or lawyer.

     29.2  A notice or demand may be given to a person:

           29.2.1   personally;

           29.2.2 by leaving it at the person's address specified in this deed;

           29.2.3 by sending it by prepaid mail to the person's address specified in this deed;

           29.2.4 by sending it by facsimile to the person's facsimile numbers specified in Item 1 of the schedule.

     29.3  Notice is deemed to be given to the addressee:

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           29.3.1   when left at the addressee's address;

           29.3.2 if sent by prepaid mail, 10 Business Days after posting; and

           29.3.3 if sent by facsimile and the transmission report shows that the whole notice was sent to the addressee's facsimile number, at the time and on the day shown in the transmission report.

           However, if this is after 5pm on a Business Day or is not a Business Day at the addressee's address, notice is deemed to be given at 9am on the next Business Day at the addressee's address.

     29.4 Notice to the Guarantor under this deed is effective, even if the Guarantor lacks legal capacity, or is dead, an insolvent under administration or an externally-administered body corporate.

     29.5 If 2 or more people comprise a party, notice or demand to one is effective notice to all.

     29.6 A party may change its address or facsimile number for service by giving at least 5 Business Days' notice to the other party.

     29.7 A certificate signed by the Creditor or its Authorised Officer or lawyer, stating the date and time at which any notice was personally given, left, posted or faxed to the Guarantor, is sufficient evidence of the matter unless proved incorrect.

     29.8 Notice to the Guarantor will not be effective until notice is also given to the persons set forth in Item 2 of the Schedule.

30.  Notice need not be specific

     A notice or demand need not specify the amount payable to the Creditor.

31.  Jurisdiction

     31.1 This deed is governed by the law of the place specified in Item 3 of the schedule.

     31.2 The Guarantor irrevocably submits to the exclusive jurisdiction of the courts of that place and the division of the Federal Court of Australia in that place, and the courts of appeal from them.

     31.3 The Guarantor must not object to the jurisdiction of any of those courts on the ground that it is an inconvenient forum or that it does not have jurisdiction.



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Schedule
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Item 33.   Notices  Guarantor       facsimile number: +61(7)5561-8866

                    Creditor        facsimile number: +61(7)5561-8866


Item 34.   Other Notices  Trinity Companies, Inc.

                          Attention: President

                          facsimile number: (510) 540-9313

                          Pasons Behle & Latimer,

                          Attention: Brent Christensen, Esq.

                          facsimile number: (801) 805-3927

Item 35.   Jurisdiction   South Australia


Executed as a deed on October 1, 2002

Executed by
ACN 082 126 501 Pty Ltd

.....................................    ..................................
Director                                Director/Company Secretary

.....................................    ..................................
Name (please print)                     Name (please print)


Signed by
Brian Patrick Kennedy
in the presence of:

.....................................    .................................
Witness                                 Brian Patrick Kennedy

.....................................
Name (please print)



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                                  Contents
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                                                                   Page No.

Part 1 - Preliminary . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .1
     2.    Interpretation. . . . . . . . . . . . . . . . . . . . . . . . .3

Part 2 - Guarantee and Indemnity . . . . . . . . . . . . . . . . . . . . .4
     3.    Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     4.    Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     5.    Limit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

Part 3 - Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     6.    Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     7.    Appropriation . . . . . . . . . . . . . . . . . . . . . . . . .5
     8.    Combination and set-off . . . . . . . . . . . . . . . . . . . .5
     9.    Certificate as to amount owing. . . . . . . . . . . . . . . . .5

Part 4 - Protection Of Creditor's Rights . . . . . . . . . . . . . . . . .5
     10.   Continuing security . . . . . . . . . . . . . . . . . . . . . .5
     11.   Unconditional liability . . . . . . . . . . . . . . . . . . . .6
     12.   Guarantor's rights are suspended. . . . . . . . . . . . . . . .8
     13.   Securities held by Guarantor. . . . . . . . . . . . . . . . . .9
     14.   Gross Up. . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     15.   Foreign Currency Indemnity. . . . . . . . . . . . . . . . . . .9
     16.   Duty to notify. . . . . . . . . . . . . . . . . . . . . . . . 10
     17.   Void payments . . . . . . . . . . . . . . . . . . . . . . . . 11
     18.   No merger . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     19.   No marshalling. . . . . . . . . . . . . . . . . . . . . . . . 11
     20.   No moratorium . . . . . . . . . . . . . . . . . . . . . . . . 11
     21.   Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     22.   No waiver . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     23.   Acknowledgement by Guarantor. . . . . . . . . . . . . . . . . 12
     24.   Right to disclose . . . . . . . . . . . . . . . . . . . . . . 12

Part 5 - Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . 12
     25.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     26.   Notice need not be specific . . . . . . . . . . . . . . . . . 13
     27.   Jurisdiction. . . . . . . . . . . . . . . . . . . . . . . . . 13

Schedule         . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

15

                          Guarantee and Indemnity
                                     By
                          ACN 082 126 501 Pty Ltd

                                     To
                           Brian Patrick Kennedy


                            167 Flinders Street
                            Adelaide   SA   5000
                                 Australia
                         Telephone:  (08) 8205 3333
                         Facsimile:  (08) 8205 3300
                  Email:   enquiries@piper-alderman.com.au

                             (C) Piper Alderman
                              MAG Com:88160.1